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                                                                    EXHIBIT 21.1

                        SUBSIDIARIES OF JCM PARTNERS, LLC

                    NAME                              STATE OF ORGANIZATION              DOES BUSINESS AS
1.     Antelope Woods, LLC                                 California            Antelope Woods, LLC
2.     Apollo Gardens, LLC                                 California            Apollo Gardens, LLC
3.     Carmichael Gardens, LLC                             California            Carmichael Gardens, LLC
4.     Country Glen, LLC                                   California            Country Glen, LLC
5.     Creekside Gardens, LLC                              California            Creekside Gardens, LLC
6.     Crestview Pines, LLC                                California            Crestview Pines, LLC
7.     Diablo View, LLC                                    California            Diablo View, LLC
8.     Driftwood Apartments, LLC                           California            Driftwood Apartments, LLC
9.     Fair Oaks Meadows, LLC                              California            Fair Oaks Meadows, LLC
10.    Fairway Estates, LLC                                California            Fairway Estates, LLC
11.    Foxworth, LLC                                       California            Foxworth, LLC
12.    Glenbrook Apartments, LLC                           California            Glenbrook Apartments, LLC
13.    Granville, LLC                                      California            Granville, LLC
14.    Greenbriar Apartments, LLC                          California            Greenbriar Apartments, LLC
15.    Hidden Creek, LLC                                   California            Hidden Creek, LLC
16.    Inglewood Oaks, LLC                                 California            Inglewood Oaks, LLC
17.    La Espana, LLC                                      California            La Espana, LLC
18.    La Riviera Apartments, LLC                          California            La Riviera Apartments, LLC
19.    La Riviera Commons, LLC                             California            La Riviera Commons, LLC
20.    Laurel Glen, LLC                                    California            Laurel Glen, LLC
21.    Lincoln Place, LLC                                  California            Lincoln Place, LLC
22.    Mariner's Cove, LLC                                 California            Mariner's Cove, LLC
23.    Meadow Gardens I, LLC                               California            Meadow Gardens I, LLC
24.    Meadow Gardens II, LLC                              California            Meadow Gardens II, LLC
25.    Meadow Lakes, LLC                                   California            Meadow Lakes, LLC
26.    Meadowlark, LLC                                     California            Meadowlark, LLC
27.    Morningside Creek, LLC                              California            Morningside Creek, LLC
28.    North Country Vista, LLC                            California            North Country Vista, LLC
29.    Northlake Gardens, LLC                              California            Northlake Gardens, LLC
30.    Northwood Place, LLC                                California            Northwood Place, LLC
31.    Oakview, LLC                                        California            Oakview, LLC
32.    Oakwood Apartments, LLC                             California            Oakwood Apartments, LLC
33.    Orangewood East, LLC                                California            Orangewood East, LLC
34.    Orangewood West, LLC                                California            Orangewood West, LLC
35.    Park Lakewood, LLC                                  California            Park Lakewood, LLC
36.    Parkwood, LLC                                       California            Parkwood, LLC
37.    Peach Tree Villa, LLC                               California            Peach Tree Villa, LLC
38.    Peachwood, LLC                                      California            Peachwood, LLC
39.    Riverside Commons, LLC                              California            Riverside Commons, LLC
40.    Salvio Pacheco Square, LLC                          California            Salvio Pacheco Square, LLC
41.    Starlight Partners, LLC                             California            Starlight Partners, LLC

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
                    NAME                              STATE OF ORGANIZATION              DOES BUSINESS AS
42.    Sterling Pointe I, LLC                              California            Sterling Pointe I, LLC
43.    Sterling Pointe II, LLC                             California            Sterling Pointe II, LLC
44.    Sunrise Commons, LLC                                California            Sunrise Commons, LLC
45.    Villa Diablo, LLC                                   California            Villa Diablo, LLC
46.    Villa Verde North, LLC                              California            Villa Verde North, LLC
47.    Village Green Apartments, LLC                       California            Village Green Apartments, LLC
48.    Walnut Woods, LLC                                   California            Walnut Woods, LLC
49.    Wilson Building, LLC                                California            Wilson Building, LLC
50.    860 Kaiser, LLC                                     California            860 Kaiser, LLC
51.    938 Kaiser, LLC                                     California            938 Kaiser, LLC
52.    900 Business Park, LLC                              California            900 Business Park, LLC
53.    908 Enterprise, LLC                                 California            908 Enterprise, LLC
54.    910 Enterprise, LLC                                 California            910 Enterprise, LLC
55.    988 Enterprise, LLC                                 California            988 Enterprise, LLC


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